EXHIBIT 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE AND CHIEF FINANCIAL
OFFICERS PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
Each of the undersigned, Attiazaz “Bob” Din, Chairman of the Board, President and Chief Executive Officer, and Javed Latif, Senior Vice President and Chief Financial Officer, respectively of En Pointe Technologies, Inc. (the “Company”), individually and not jointly certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2006	/s/ Attiazaz Din

Attiazaz “Bob” Din
President and Chief Executive Officer

/s/ Javed Latif

Javed Latif
Senior Vice President and Chief Financial
Officer